SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 2, 2004
(Date of earliest event reported)

Commission File No. 333-108551



                        Asset Backed Funding Corporation
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       Delaware                                           75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                    28255
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Address of principal executive offices                     (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.     Other Events
            ------------

      Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(99) Collateral Term Sheets prepared by Banc of America Securities LLC in connection with C-BASS
                                          Mortgage Loan Asset-Backed
                                          Certificates, Series 2004-CB1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


February 2, 2004

                                   By: /s/ Daniel B. Goodwin
                                       ---------------------------------
                                   Name:   Daniel B. Goodwin
                                   Title:  Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99)                    Collateral Term Sheets prepared                E
                        by Banc of America Securities
                        LLC in connection with C-BASS
                        Mortgage Loan Asset-Backed
                        Certificates, Series 2004-CB1